GEOGRAPHICAL INFORMATION (Tables)	12 Months Ended
Dec. 31, 2023
GEOGRAPHICAL INFORMATION
Schedule of revenue from sales to customers

	Year ended
	December 31,
	2023	2022	2021
United States	$414,105	$241,123	$161,925
Others	94,580	83,397	60,630
Total net revenue	$508,685	$324,520	$222,555

Schedule of long-lived assets by geographic area

	December 31,
	2023	2022
Israel	$17,601	$18,665
United States	5,201	4,081
Total long-lived assets	$22,802	$22,746